JOHNSONFAMILY FUNDS, INC.

                         Intermediate Fixed Income Fund

                       Supplement dated March 31, 2003 to
                       Statement of Additional Information
                             dated February 28, 2003

     This supplement provides new and additional information beyond that contained in the Statement of Additional Information ("SAI") and should be read in conjunction with such SAI.

     Under the heading "Investment Considerations", the second sentence under the sub-caption "Portfolio Turnover" should read as follows:

     However, the Advisor, and with respect to the Intermediate Fixed Income Fund, RNC Capital Management LLC (the "Sub-Advisor"), will continuously monitor each Fund's investments and adjust the portfolio whenever the Advisor or Sub-Advisor, as applicable, believe it is in the best interest of the Fund to do so.

     The caption "Investment Advisory Agreements" should be changed to "Investment Advisory Agreements and Sub-Advisory Agreement" and the information in this section should read as follows:

     In approving the continuation of the existing investment advisory agreements for the Funds and the sub-advisory agreement for the Intermediate Fixed Income Fund, the Board of Directors considered a number of factors including, but not limited to, the following:

     o    the performance of the Funds

     o    each Fund's expense ratio

     o the nature and the quality of the services offered by the Advisor and Sub-Advisor

     o the reasonableness of the compensation payable to the Advisor and Sub-Advisor

     o    the personnel of the Advisor and Sub-Advisor.

     Based upon its review, the Board of Directors determined that the Advisor had the capabilities, resources and personnel necessary to continue to manage the Funds effectively and the Sub-Advisor had the capabilities, resources and personnel necessary to continue to manage the investment portfolio of the Intermediate Fixed Income Fund effectively. Further, the Board of Directors determined that based on the services the Advisor was required to render under the investment advisory agreements and the Sub-Advisor under the sub-advisory agreement, that the compensation to be paid to the Advisor and to the Sub-Advisor was fair and reasonable. Finally, the Board of Directors concluded that it would be in the best interests of each of the Funds to continue the investment advisory agreements with the Advisor and approve the sub-advisory agreement with the Sub-Advisor.
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     The benefits derived by the Advisor or Sub-Advisor from soft dollar arrangements are described under the caption "Allocation of Portfolio Brokerage." None of the directors who are Disinterested Persons, or any members of their immediate family, own shares of the Advisor or Sub-Advisor or companies, other than registered investment companies, controlled by or under common control with the Advisor or Sub-Advisor.

     The heading "Investment Advisor, Administrator, Custodian and Transfer Agent" should now read "Investment Advisor, Sub-Advisor, Administrator, Custodian and Transfer Agent" and the following information is inserted after the section about the Investment Advisor:

     The investment advisor to the Funds is Johnson Asset Management, Inc. (the "Advisor"). Pursuant to the investment advisory agreements entered into between the Corporation and the Advisor with respect to the Funds (the "Advisory Agreements"), the Advisor manages the investment and reinvestment of assets of the Large Cap Value Fund, Small Cap Value Fund and the International Value Fund (but not the Intermediate Fixed Income Fund); provides the Funds with personnel, facilities and management services; and supervises each Fund's daily business affairs. The Advisor formulates and (except with respect to the Intermediate Fixed Income Fund) implements a continuous investment program for the Funds consistent with each Fund's investment objective, policies and restrictions. The Advisor provides office space as well as executive and other personnel to the Funds. With respect to the Intermediate Fixed Income Fund, the Advisor develops the investment program, recommends to the Funds' Board of Directors a sub-advisor to manage the investments of the Intermediate Fixed Income Fund, and monitors the performance of the sub-advisor. For its services to the Funds, the Advisor receives a monthly fee (before fee waivers as explained below) based on the average daily net assets of each Fund at the annual rate of 0.45% for the Fixed Income Fund, 0.75% for the Large Cap Value Fund, 0.75% for the Small Cap Value Fund and 0.90% for the International Value Fund. The Advisor is a wholly-owned subsidiary of Johnson Financial Group, Inc., a Wisconsin corporation. Johnson Financial Group, Inc. is a financial services holding company. Samuel C. Johnson controls the Advisor by virtue of his status as trustee of the Johnson Financial Group, Inc. Voting Trust, which holds 55% of the outstanding shares of Johnson Financial Group, Inc. The Advisor's executive officers include Colette Wallner, President, Wendell Perkins, Senior Vice President and Secretary, Michael A. Petersen, Vice President, and Margaret McKay, Vice President.

     Pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement"), RNC Capital Management LLC ("RNC") will serve as the sub-advisor for the Intermediate Fixed Income Fund. Its principal office is located at 11601 Wilshire Boulevard, Twenty Fifth Floor, Los Angeles, CA 90025. RNC, whose sole voting member is Genter Capital LLC, has been involved in account portfolio management since 1968. Genter Capital LLC is wholly-owned by Daniel J. Genter and has its principal place of business at 11601 Wilshire Boulevard, Twenty Fifth Floor, Los Angeles, CA 90025. Daniel J. Genter is the President, Chief Executive Officer and Chief Investment Officer of RNC. RNC selects portfolio securities for investment by the Intermediate Fixed Income Fund, purchases and sells securities for the Intermediate Fixed Income Fund, and places orders for the execution of portfolio transactions.

     The Advisor will pay RNC a monthly fee at an annual rate of 1/12 of .20% of the average daily net assets of the Intermediate Fixed Income Fund.


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     The Sub-Advisory Agreement will continue in effect for an initial period beginning April 1, 2003 and ending March 31, 2005 and indefinitely thereafter, so long as its continuance is specifically approved at least annually by (1) the Board of Directors of the Intermediate Fixed Income Fund and (2) the vote of a majority of the Directors of the Company who are not parties to the Sub-Advisory Agreement or "interested persons" of RNC cast in person in a meeting called for the purpose of voting on such and approval. The Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, immediately upon written notice to the other parties in the event of a breach of any provision of the Sub-Advisory agreement by the party so notified, or otherwise, upon giving 30 days' written notice to the others. The Sub-Advisory Agreement will automatically terminate if it is assigned. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable to the Corporation or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Sub-Advisory Agreement also provides that the Sub-Advisor and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

     Under the heading "Allocation of Portfolio Brokerage", each reference to the Advisor should be followed by "and/or Sub-Advisor."

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



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